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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 24, 2003




                        FLEETBOSTON FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)




        Rhode Island                   1-6366                   05-0341324
(State or other jurisdiction        (Commission              (IRS Employer
  of incorporation)                 File Number)             Identification No.)



100 Federal Street, Boston, Massachusetts                        02110
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (617) 434-2200

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Item 5.  Other Events.

On July 31, 2003, FleetBoston Financial Corporation (the "Corporation") completed the public offering of 7,000,000 6.000% Preferred Securities (the "Preferred Securities") of Fleet Capital Trust IX, a subsidiary trust of the Corporation (the "Trust"), at $25 per Preferred Security. Each Preferred Security will pay cumulative cash distributions at an annual rate of 6.000%, payable quarterly commencing November 1, 2003. The Preferred Securities are fully and unconditionally guaranteed (to the extent described in the prospectus supplement included in the registration statement described below) by the Corporation. In connection with the issuance of the Preferred Securities, the Corporation issued $180,412,375 aggregate principal amount of its 6.000% Junior Subordinated Debentures due 2033 (the "Debentures") to the Trust. The Preferred Securities and the Debentures were issued pursuant to the shelf registration statement on Form S-3 (Registration Statement No. 333-72912) of the Corporation, the Trust and certain other subsidiary trusts of the Corporation.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

1 Purchase Agreement, dated July 24, 2003, among the Corporation, the Trust, and Citigroup Global Markets Inc., as representative of the several Underwriters named therein.

4(a) Amended and Restated Declaration of Trust, dated as of July 31, 2003, among FleetBoston Financial Corporation, as sponsor, The Bank of New York (Delaware), as Delaware Trustee, and The Bank of New York, as Institutional Trustee, the Regular Trustees named therein and the holders, from time to time, of the undivided beneficial ownership interests in the assets of Fleet Capital Trust IX (incorporated by reference to Exhibit 2.3 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on July 31, 2003).

4(b)          Indenture,   dated  as  of  June  30,  2000,  between  FleetBoston
              Financial Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4(b) to FleetBoston Financial Corporation's Current Report on Form 8-K dated June 30,
              2000).

4(c) Fourth Supplemental Indenture, dated as of July 31, 2003, between FleetBoston Financial Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 2.8 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on July 31, 2003).

4(d)          Form of Preferred  Security  (incorporated by reference to Exhibit
              2.3 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on July 31, 2003).

4(e) Form of Junior Subordinated Debenture (incorporated by reference to Exhibit 2.8 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on July 31, 2003).

4(f) Preferred Securities Guarantee Agreement, dated as of July 31, 2003, between the Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 2.11 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on July 31, 2003).


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                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      FLEETBOSTON FINANCIAL CORPORATION


Dated: July 31, 2003                  By  /s/Janice B. Liva
                                          -----------------------------
                                          Janice B. Liva
                                          Deputy General Counsel and Assistant
                                          Secretary